Oppenheimer Champion High Yield Fund
                       Exhibit 24(b)(16) to Form N-1A
                    Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution      Amount From         Amount From
  Reinvestment      Investment           Long or Short-Term Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares
  12/08/87               0.0749359      0.0000000           11.390
  12/31/87               0.0906312      0.0000000           11.580
  01/11/88               0.0435017      0.0000000           11.600
  02/08/88               0.1101632      0.0000000           12.000
  03/08/88               0.1140977      0.0000000           12.060
  04/11/88               0.1337696      0.0000000           12.080
  05/09/88               0.1101632      0.0000000           12.050
  06/08/88               0.1189806      0.0000000           12.070
  07/11/88               0.1287500      0.0000000           12.190
  08/08/88               0.1053904      0.0000000           12.210
  09/09/88               0.1224939      0.0000000           12.120
  10/10/88               0.1216102      0.0000000           12.110
  11/08/88               0.1122531      0.0000000           12.080
  12/08/88               0.1169233      0.0000000           12.030
  12/30/88               0.0856000      0.1400000           11.840
  01/10/89               0.0427944      0.0000000           11.860
  02/08/89               0.1184395      0.0000000           11.830
  03/08/89               0.1050970      0.0000000           11.840
  04/10/89               0.1321986      0.0000000           11.750
  05/08/89               0.1116532      0.0000000           11.700
  06/08/89               0.1197603      0.0000000           11.850
  07/11/89               0.1291361      0.0000000           11.810
  08/08/89               0.1034668      0.0000000           11.830
  09/11/89               0.1244246      0.0000000           11.800
  10/09/89               0.1056065      0.0000000           11.520
  11/08/89               0.1085000      0.0000000           11.270
  12/08/89               0.1079041      0.0000000           11.310
  12/29/89               0.1268311      0.0000000           11.230
  01/09/90               0.0394790      0.0000000           11.230
  02/08/90               0.1076700      0.0000000           11.080
  03/08/90               0.1068117      0.0000000           10.920
  04/09/90               0.1240533      0.0000000           10.970
  05/08/90               0.1166603      0.0000000           10.870
  06/08/90               0.1213904      0.0000000           10.970
  07/05/90               0.1050840      0.0000000           11.000
  08/08/90               0.1329772      0.0000000           10.980
  09/10/90               0.1205070      0.0000000           10.760
  10/10/90               0.1065238      0.0000000           10.350
  11/14/90               0.1253361      0.0000000           10.040
  12/12/90               0.0989020      0.0000000           10.090
  12/31/90               0.0677602      0.0000000           10.090
  01/09/91               0.0334956      0.0000000           10.100
  02/13/91               0.1426406      0.0000000           10.330
  03/13/91               0.1190719      0.0000000           10.750
  04/10/91               0.1157644      0.0000000           11.010

Oppenheimer Champion High Yield Fund
Page 2


  Distribution      Amount From         Amount From
  Reinvestment      Investment           Long or Short-Term Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (Continued)
  05/08/91               0.1182808      0.0000000           11.170
  06/12/91               0.1267984      0.0000000           11.160
  07/10/91               0.1130507      0.0000000           11.320
  08/14/91               0.1556661      0.0000000           11.410
  09/11/91               0.1171589      0.0000000           11.530
  10/09/91               0.1209660      0.0000000           11.550
  11/13/91               0.1412882      0.0000000           11.730
  12/11/91               0.1050652      0.0000000           11.540
  12/31/91               0.0713153      0.0000000           11.580
  01/08/92               0.0331137      0.0000000           11.720
  02/12/92               0.1394176      0.0000000           12.040
  03/11/92               0.1142743      0.0000000           12.180
  04/08/92               0.1114858      0.0000000           12.100
  05/13/92               0.1208152      0.0000000           12.170
  06/10/92               0.1149839      0.0000000           12.180
  07/08/92               0.1118269      0.0000000           12.160
  08/12/92               0.1225576      0.0000000           12.300
  09/09/92               0.1068058      0.0000000           12.250
  10/14/92               0.1269119      0.0000000           12.070
  11/11/92               0.0925110      0.0000000           11.990
  12/09/92               0.0963249      0.0000000           12.030
  12/31/92               0.0972944      0.0000000           12.010
  01/13/93               0.0444903      0.0000000           12.100
  02/10/93               0.0964170      0.0000000           12.330
  03/10/93               0.0917997      0.0000000           12.560
  04/14/93               0.1209879      0.0000000           12.670
  05/12/93               0.0847282      0.0000000           12.720
  06/09/93               0.0836887      0.0000000           12.900
  06/30/93               0.0735387      0.0000000           12.990
  07/30/93               0.0896500      0.0000000           13.050
  08/31/93               0.0839568      0.0000000           12.990
  09/30/93               0.1179897      0.0000000           12.900
  10/29/93               0.1086641      0.0000000           13.160
  11/30/93               0.1102826      0.0000000           13.110
  12/31/94               0.1070635      0.1887628           13.080
  01/31/94               0.0879305      0.0000000           13.320
  02/28/94               0.0798046      0.0000000           13.170
  03/31/94               0.0959372      0.0000000           12.680
  04/29/94               0.0778299      0.0000000           12.520
  05/31/94               0.0833046      0.0000000           12.610
  06/30/94               0.0846318      0.0000000           12.500
  07/29/94               0.0879858      0.0000000           12.430
  08/31/94               0.0889744      0.0000000           12.340
  09/30/94               0.0957540      0.0000000           12.320
  10/31/94               0.0797348      0.0000000           12.250
  11/30/94               0.0851661      0.0000000           12.110
  12/30/94               0.0881057      0.0000000           12.030
  01/31/95               0.0857392      0.0000000           12.020
  02/28/95               0.0756186      0.0000000           12.200
  03/31/95               0.0896056      0.0000000           12.170

Oppenheimer Champion High Yield Fund
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (Continued)
  04/28/95               0.0763613      0.0000000           12.320
  05/31/95               0.0963545      0.0000000           12.470
  06/30/95               0.0917710      0.0000000           12.430
  07/31/95               0.0860493      0.0000000           12.500
  08/31/95               0.0912816      0.0000000           12.420
  09/29/95               0.0900533      0.0000000           12.470
  10/31/95               0.0911439      0.0000000           12.520
  11/30/95               0.0977377      0.0000000           12.560
  12/29/95               0.0989533      0.0000000           12.660
  01/31/96               0.0984584      0.0000000           12.830
  02/29/96               0.0909476      0.0000000           12.870
  03/29/96               0.0944212      0.0000000           12.750
  04/30/96               0.0946410      0.0000000           12.740
  05/31/96               0.1029634      0.0000000           12.760
  06/28/96               0.0867355      0.0000000           12.690
  07/31/96               0.0969633      0.0000000           12.660
  08/30/96               0.1011361      0.0000000           12.720
  09/30/96               0.0856944      0.0000000           12.920

Class B Shares
  10/31/95               0.0791876      0.0000000           12.510
  11/30/95               0.0883900      0.0000000           12.550
  12/29/95               0.0888803      0.0000000           12.650
  01/31/96               0.0882856      0.0000000           12.820
  02/29/96               0.0804580      0.0000000           12.860
  03/29/96               0.0848319      0.0000000           12.740
  04/30/96               0.0858242      0.0000000           12.730
  05/31/96               0.0932635      0.0000000           12.750
  06/28/96               0.0788017      0.0000000           12.680
  07/31/96               0.0882546      0.0000000           12.650
  08/30/96               0.0917870      0.0000000           12.710
  09/30/96               0.0780263      0.0000000           12.910

Class C Shares
  12/31/93               0.0730000      0.1888000           13.070
  01/31/94               0.0747539      0.0000000           13.320
  02/28/94               0.0670124      0.0000000           13.170
  03/31/94               0.0856328      0.0000000           12.680
  04/29/94               0.0703100      0.0000000           12.530
  05/31/94               0.0752066      0.0000000           12.610
  06/30/94               0.0757186      0.0000000           12.500
  07/29/94               0.0793942      0.0000000           12.430
  08/31/94               0.0799592      0.0000000           12.340
  09/30/94               0.0876407      0.0000000           12.320
  10/31/94               0.0721016      0.0000000           12.250
  11/30/94               0.0774601      0.0000000           12.100
  12/30/94               0.0801314      0.0000000           12.020
  01/31/95               0.0778444      0.0000000           12.020
  02/28/95               0.0684292      0.0000000           12.190
  03/31/95               0.0807818      0.0000000           12.160
  04/28/95               0.0689783      0.0000000           12.310

Oppenheimer Champion High Yield Fund
Page 4


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class C Shares (Continued)
  05/31/95               0.0879897      0.0000000           12.460
  06/30/95               0.0831454      0.0000000           12.420
  07/31/95               0.0784206      0.0000000           12.490
  08/31/95               0.0830717      0.0000000           12.410
  09/29/95               0.0819904      0.0000000           12.460
  10/31/95               0.0832129      0.0000000           12.510
  11/30/95               0.0896980      0.0000000           12.550
  12/29/95               0.0908058      0.0000000           12.650
  01/31/96               0.0902079      0.0000000           12.810
  02/29/96               0.0831510      0.0000000           12.850
  03/29/96               0.0860668      0.0000000           12.730
  04/30/96               0.0867167      0.0000000           12.730
  05/31/96               0.0942409      0.0000000           12.750
  06/28/96               0.0793614      0.0000000           12.680
  07/31/96               0.0889543      0.0000000           12.650
  08/30/96               0.0924103      0.0000000           12.710
  09/30/96               0.0782520      0.0000000           12.910



1. Average Annual Total Returns for the Periods Ended 09/30/96:

   The formula for calculating average annual total return is as follows:

         1                      ERV n
   --------------- = n         (---) - 1 = average annual total return
   number of years          P

   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                     Five Year

  $1,079.00 1             $1,744.48 .2
 (---------)  - 1 =  7.90%    (---------)   - 1 = 11.77%
    $1,000                       $1,000


  Inception

  $2,876.48 .1127
 (---------)  - 1 = 12.65%
    $1,000


Oppenheimer Champion High Yield Fund
Page 5


1. Average Annual Total Returns for the Periods Ended 09/30/96 (Continued):

Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the first year and 0.00% for the inception year:

  One Year                     Inception

  $1,114.43 1             $1,241.06 .3533
 (---------)  - 1 = 11.44%    (---------)   - 1 =  7.93%
    $1,000                       $1,000



Examples at NAV:

Class A Shares

  One Year                     Five Year

  $1,132.84 1             $1,831.42 .2
 (---------)  - 1 = 13.28%    (---------)   - 1 = 12.86%
    $1,000                       $1,000


  Inception

  $3,019.97 .1127
 (---------)  - 1 = 13.27%
    $1,000


Class C Shares

   One Year                    Inception

  $1,124.44 1             $1,241.06 .3533
 (---------)  - 1 = 12.44%    (---------)   - 1 = 7.93%
   $1,000                  $1,000




Oppenheimer Champion High Yield Fund
Page 6


2.  Cumulative Total Returns for the Periods Ended 9/30/96:

The formula for calculating cumulative total return is as follows:

      (ERV - P) / P  =  Cumulative Total Return

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

    One Year                       Five Year

    $1,079.00 - $1,000                  $1,744.48 - $1,000
    ------------------  =   7.90%       ------------------  = 74.45%
         $1,000                              $1,000

    Inception

    $2,876.48 - $1,000
    ------------------  = 187.65%
         $1,000


Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the inception year:

    Inception

    $1,072.01 - $1,000
    ------------------  =   7.20%
         $1,000


Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the first year, and 0.00% for the inception year:

    One Year                       Inception

    $1,114.43 - $1,000                  $1,241.06 - $1,000
    ------------------  =  11.44%       ------------------  = 24.11%
         $1,000                              $1,000











Oppenheimer Champion High Yield Fund
Page 7


2.  Cumulative Total Returns for the Periods Ended 9/30/96 (Continued):

Examples at NAV:

Class A Shares

    One Year                       Five Year

    $1,132.84 - $1,000                  $1,831.42 - $1,000
    ------------------  =  13.28%       ------------------  = 83.14%
         $1,000                               $1,000


    Inception

    $3,019.97 - $1,000
    ------------------  = 202.00%
         $1,000



Class B Shares

    Inception

    $1,122.01 - $1,000
    ------------------  =  12.20%
         $1,000



Class C Shares

    One Year                       Inception

    $1,124.44 - $1,000                  $1,241.06 - $1,000
    ------------------  =  12.44%       ------------------  = 24.11%
         $1,000                              $1,000







Oppenheimer Champion High Yield Fund
Page 8



3.  Standardized Yield for the 30-Day Period Ended 09/30/96:

The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                          a - b            6
             Yield =  2 { (--------  +  1 )  -  1 }
                         cd or ce

      The symbols above represent the following factors:

        a = Dividends and interest earned during the 30-day period.
        b = Expenses accrued for the period (net of any expense
            reimbursements).
        c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends. d = The Fund's maximum offering price (including sales charge)
            per share on the last day of the period.
        e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.



Class A Shares

Example, assuming a maximum sales charge of 4.75%:


           $2,741,521.56 - $339,454.21      6
         2{(--------------------------- +  1)  - 1}  = 7.90%
             27,364,297  x  $13.56



Class B Shares

Example at NAV:


           $  592,068.45 - $122,015.12      6
         2{(---------------------------  +  1)  - 1}  = 7.50%
              5,913,973  x  $12.91



Class C Shares

Example at NAV:


           $  854,578.71 - $173,952.57      6
         2{(---------------------------  +  1)  - 1}  = 7.53%
              8,536,788  x  $12.91



Oppenheimer Champion High Yield Fund
Page 9


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 09/30/96:

    The Fund's dividend yields are calculated using the following formula:


          Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

      a = The accrual dividend earned during the thirty day period.
      b = The Fund's maximum offering price (including sales charge)
          per share on the last day of the period.
      c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.


Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering              $.0918613/30 x 365
                              ------------------  = 8.24%
                                    $13.56


  Dividend Yield
  at Net Asset Value               $.0918613/30 x 365
                              ------------------  = 8.65%
                                    $12.92


Class B Shares

  Dividend Yield
  at Net Asset Value               $.0836464/30 x 365
                              ------------------  = 7.88%
                                    $12.91


Class C Shares

  Dividend Yield
  at Net Asset Value               $.0838932/30 x 365
                              ------------------  = 7.91%
                                    $12.91